                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                Sharon Energy Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 SHARON ENERGY LTD.

                          NOTICE OF ANNUAL GENERAL MEETING


TAKE NOTICE that the Board of Directors of Sharon Energy Ltd. (the "Company") has called the 1998 annual general meeting of the shareholders of the Company for Thursday, September 3, 1998 at 2:00 P.M., 10th Floor, Room 1000 - 840 Howe Street, Vancouver, British Columbia.

At the meeting the shareholders will consider resolutions to:

     (a) approve the report of the directors, the financial statements of the Company for the year ended March 31, 1998, and the auditor's report on those statements;

     (b) appoint an auditor for the coming year and authorize the directors to fix the auditor's remuneration;

     (c) to fix the number of Directors on the Board of Directors at four and elect directors for the coming year;

     (d) approve the amendment to the incentive share option plan of the Company to increase the number of common shares reserved for issuance pursuant to the plan from 1,172,600 common shares to 1,500,000 common shares;

     (e) ratify, confirm and approve all acts, deeds and things done by the proceedings of directors and officers of the Company on its behalf since the last annual general meeting of the Company as referred to in the Annual Report and the financial statements to be presented to the meeting which accompany this Notice, and the section of the information circular/proxy statement headed "Certain Transactions with Management and Principal Shareholders".

The shareholders may also transact any other business properly brought before the meeting.

All registered shareholders are entitled to attend and vote at the meeting in person or by proxy. The Board of Directors requests all shareholders who will not be attending the meeting in person to read, date and sign the accompanying proxy and deliver it to Montreal Trust Company of Canada at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9. If a shareholder does not deliver a proxy to Montreal Trust Company of Canada before the close of business on September 1, 1998, or to the presiding officer of the annual general meeting before the commencement of the meeting, then the shareholder will not be entitled to vote at the meeting by proxy.

An Information Circular/Proxy Statement and a form of proxy accompany this notice.

DATED ON      JULY 30   , 1998.
         --------------

                              BY ORDER OF THE BOARD OF DIRECTORS


                              JOHN S. "JACK" STEINHAUSER
                              PRESIDENT &  DIRECTOR

                                 SHARON ENERGY LTD.

                       INFORMATION CIRCULAR & PROXY STATEMENT

------------------------------------------------------------------------------

SOLICITATION OF PROXIES


This Information Circular/Proxy Statement is provided in connection with the solicitation of proxies by the management of Sharon Energy Ltd. (the "Company"). The form of proxy which accompanies this circular/statement (the "Proxy") is for use at the annual general meeting of the shareholders of the Company to be held on September 3, 1998 (the "Meeting"), at the time and place set out in the accompanying notice of meeting. The Company will bear the cost of this solicitation. The solicitation will be made by mail, but may also be made by telephone.

APPOINTMENT AND REVOCATION OF PROXY


The persons named in the Proxy are directors and officers of the Company. A shareholder desiring to appoint some other person to represent him at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided. The completed Proxy should be delivered to Montreal Trust Company of Canada at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 by the close of business on the 1st day of September, 1998, or to the presiding officer of the Meeting before the start of the Meeting.


A Proxy may be revoked by:

     (a) signing a Proxy with a later date and delivering it at the place and within the time aforesaid;

     (b) signing and dating a written notice of revocation and delivering it at the time and place noted above; or

     (c) attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.


PROVISIONS RELATING TO VOTING OF PROXIES


THE SHARES REPRESENTED BY PROXY IN THE ENCLOSED FORM WILL BE VOTED BY THE DESIGNATED HOLDER IN ACCORDANCE WITH THE DIRECTION OF THE SHAREHOLDER APPOINTING HIM. IF THERE IS NO DIRECTION BY THE SHAREHOLDER, THOSE SHARES WILL BE VOTED IN THE AFFIRMATIVE FOR ALL PROPOSALS SET OUT IN THE PROXY AND FOR THE ELECTION OF DIRECTORS AND THE APPOINTMENT OF THE AUDITOR AS SET OUT IN THIS
CIRCULAR/STATEMENT.


The Proxy gives the person named in it the discretion to vote as he sees fit on any amendments or variations to matters identified in the notice of meeting or any other matters which may properly come before the Meeting. At the time of printing this Circular/Statement, the management of the Company knows of no other matters which may come before the Meeting other than those referred to in the notice of meeting.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES


On the date of the accompanying notice of meeting, the Company had 9,880,800 common shares outstanding. All shares in the capital of the Company are of the same class and each carries the right to one vote.

Shareholders registered on or before July 27, 1998 are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the Proxy to attend and vote, deliver their proxies at the place and within the time set forth in the notes to the Proxy.

The following table sets forth the persons who beneficially own more than 5% of the common shares of the Company as of July 30, 1998, and the number of shares held by all officers and directors of the Company as a group:


                 BENEFICIAL OWNERS OF MORE THAN 5% OF COMMON SHARES


-------------------------------------------------------------------------------
                NAME                     NUMBER OF SHARES(2)      % OF CLASS(2)
-------------------------------------------------------------------------------
         Humboldt Capital Corp.(1)            1,750,000              17.7%
All Directors and Officers as a Group(2)        695,000              7.03%
-------------------------------------------------------------------------------


(1) A director of Sharon Energy Ltd., Mr. Robert W. Lamond, owns approximately 60% of Humboldt Capital Corp.
(2) Not including shares that may be acquired upon the exercise of common stock options and warrants. If all the Company's outstanding common stock options and warrants are exercised, all Directors and Officers as a group (5 persons) will beneficially own 1,401,500 common shares representing 13.24% of the shares then outstanding.


ELECTION OF DIRECTORS


The directors of the Company are elected annually and hold office until the next annual general meeting of the shareholders or until their successors are elected. The management of the Company proposes to fix the number of directors on the Board of Directors at four and to nominate the persons listed below for election as directors of the Company to serve until their successors are elected or appointed. In the absence of instructions to the contrary, proxies given pursuant to the solicitation by the management of the Company will be voted by the nominees listed in this Circular/Statement.



MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS A DIRECTOR. IF ANY VACANCIES OCCUR IN THE SLATE OF NOMINEES LISTED BELOW BEFORE THE MEETING, MANAGEMENT WILL EXERCISE DISCRETION TO VOTE THE PROXY FOR THE ELECTION OF ANY OTHER PERSON OR PERSONS AS DIRECTORS.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

The following table sets out the names of the nominees for election as directors, the offices they hold within the Company, their age, their occupations, the length of the time they have served as directors of the Company, the members of the Board of Director's Executive Committee, the Audit Committee, and the Compensation Committee, and the number of shares of the Company and its subsidiaries which each beneficially owns directly or indirectly or over which control or direction is exercised as of the date of the notice of meeting:

                          NOMINEES FOR ELECTION AS DIRECTOR


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NO. SECURITIES   % OF
            NAME, COUNTRY OF                                                                                  OVER WHICH     CLASS
              RESIDENCE &                 AGE            PRINCIPAL OCCUPATION               DIRECTOR          CONTROL OR      (4)
              OFFICE HELD                                                                     SINCE           DIRECTION
                                                                                                            EXERCISED (4)
----------------------------------------------------------------------------------------------------------------------------------
 (1) (2)                                39       President & CEO of Sharon             Sept 8
 John (Jack) S. Steinhauser                      Energy Ltd. & Chairman,               1995                   187,000       1.65
 9700 Villasur Court                             CEO and Director of
 Parker Colorado                                 Sharon Resources, Inc.
 80134USA
 President & Director
----------------------------------------------------------------------------------------------------------------------------------

 (1)(2)(3)                              56       Management, Accountant                July 19                481,500       4.87
 David L. Bennington                             & Consultant                          1989
 3555 Morgan Creek Way
 So Surrey, B.C.
 V4P 3A2 CAN
 Director
----------------------------------------------------------------------------------------------------------------------------------
 (2)(3)                                 54       1998-Present, Chairman of             March 12
 Robert W. Lamond                                the Board, President of               1998                -0-
 2208 Amherst St  SW                             Diaz Resources Ltd.
 Calgary, Alberta
 T2T 3B7 CAN                                     1991-1998, Chairman of
 Director                                        the Board, President, CEO
                                                 of Orbit Oil & Gas Ltd.
----------------------------------------------------------------------------------------------------------------------------------
 (1)(2)                                 48       1998-Present, Executive               March 12
 C. A. "Tony" Teare                              Vice President of Diaz                1998                -0-
 3034 Linden Dr SW                               Resources Ltd.
 Calgary, Alberta
 T3C 6C5 CAN                                     1991-1998, Executive Vice
 Director                                        President, Chief Financial
                                                 Officer of Orbit Oil & Gas
                                                 Ltd.
----------------------------------------------------------------------------------------------------------------------------------
 All Nominees as a Group                                                                                      668,500       6.76%
----------------------------------------------------------------------------------------------------------------------------------


(1)  Members of the Audit Committee.
(2)  Members of the Board of Director's Executive Committee.
(3) Members of the Compensation Committee, Messrs. Bennington and Lamond are not employees of the Company
(4) Not including shares that may be acquired upon the exercise of common stock options. If all the company's outstanding common stock options are exercised, the nominees as a group will beneficially own 1,218,500 shares, representing 11.68% of the shares then outstanding.



Note: The information as to shares beneficially owned has been provided by the directors themselves.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

BUSINESS BACKGROUND OF NOMINEES FOR ELECTION AND EXECUTIVE OFFICERS OF THE
COMPANY



JOHN (JACK) S. STEINHAUSER

Jack S. Steinhauser, President of Sharon Energy Ltd. and Chairman and Chief Executive Officer of Sharon Resources, Inc., received a Bachelor's Degree in Economics from Claremont McKenna College and a Masters of International Management Degree from the University of Denver. He was formerly a financial analyst with Martin Marietta Aerospace Corporation and an analyst with the United Nations in 1980-81. Mr. Steinhauser was a consultant to Sharon from 1980 to 1982. He has since been employed by Sharon on a full time basis holding successive positions of Assistant to the President, Land Manager, Executive Director, Executive Vice-President of Operations, President and Chief Executive Officer. He is a member of the Executive Board of the Independent Petroleum Association of Mountain States.




DAVID L. BENNINGTON


David L. Bennington, Director, obtained his accounting degree in 1960 and has been actively involved in accounting and management for the resource industries in British Columbia since 1963. He has been the proprietor of an accounting and management consultant practice in both Vancouver, B.C. and Sechelt, B.C. since 1971. He has been on the Board of Directors of Sharon Energy since 1989. He has been a resident of the Vancouver area since 1971.




ROBERT W. LAMOND

Robert W. Lamond, Director, received a B.SC., Geology Honors, at Edinburgh University, Scotland in 1965. Mr. Lamond founded Czar Resources Ltd. in 1974 and was the President and Chairman of the Board until 1995 when the company was sold. Mr. Lamond was also the Chairman of the Board of Orbit Oil & Gas Ltd. from 1987 and President from 1996 until the company was sold in 1998. Mr. Lamond is currently President and Chairman of the Board of Humboldt Capital Corporation and Diaz Resources Ltd.


C. A. "TONY" TEARE

Tony Teare, Director, received a B.Comm. at University of Calgary, Alberta in 1974 and became a member of the Institute of Chartered Accountants in 1976. Mr. Teare was a co-founder and President of Aurora Energy Fund Ltd., which became Europa Petroleum Ltd. and Orbit Oil & Gas Ltd. through a series of mergers. Orbit was sold in 1998. Mr. Teare was the Executive Vice President of Czar Resources Ltd. from 1989 to 1995 when the company was sold. Mr. Teare is currently the Executive Vice President of Humboldt Capital Corporation, a venture capital holding company, and Diaz Resources Ltd., an oil and gas company.


JO BETH McFADDEN

Jo Beth McFadden, Vice-President, Secretary and Treasurer has been employed by Sharon since 1984. She has over twenty-five years experience in the oil and gas industry in land, geology, production and finance areas. She was formerly employed by Union Oil Company of California, Al-Aquitaine Oil and Gas Ltd., and Canterra Petroleum. She received her Bachelor of Science Degree in Business Administration with a minor in Economics from Regis University, Denver, Colorado. In 1984 she was Assistant Secretary and Office Manager for Sharon.
In 1987 she became Secretary and Assistant Treasurer and in 1991 Secretary/Treasurer. In 1994 she was named Vice President of the Company and the Company's wholly owned subsidiary, Sharon Resources, Inc.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

ADVANCE NOTICE OF MEETING

Advance Notice of the Meeting was published in the Vancouver Sun newspaper on June 30, 1998 in accordance with Section 111 of the COMPANY ACT. No nominations for directors have been received from the shareholders of the Company.



COMMITTEES AND MEETINGS

During fiscal 1998, there was an Audit Committee, Executive Committee, and a Compensation Committee of the Board of Directors. There is no nominating or other committee performing similar functions.



The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent public accountants and reviewing with such accountants the plans for and the results and scope of their auditing engagement and certain other matters relating to their services provided the Company, including the independence of such accountants. Members of the Audit Committee are John S. (Jack) Steinhauser, David L. Bennington and C. A. Teare. The Audit Committee met one time in fiscal 1998.

In 1982, the Shareholders of the Company approved an Incentive Award Plan authorizing the Board of Directors of the Company to grant incentive awards to eligible corporate officers and key employees of the Company and its wholly-owned subsidiary. The Compensation Committee of the Board of Directors is responsible for determining such incentive awards. In addition, the Compensation Committee will review on behalf of, and make recommendations to, the Board of Directors with respect to all forms of compensation for directors, executive officers and key employees. Members of the Compensation Committee are David L. Bennington and Robert W. Lamond.
The Compensation Committee met once in fiscal 1998.

The Board of Directors met seventeen times either by meeting in person, by phone conference, and/or written consent during the past fiscal year. Each director participated in more than 75 percent of the meetings, including the written consents, that were held during the period he was a director.


COMPENSATION OF DIRECTORS

Members of the Board of Directors do not receive meeting fees but are reimbursed for out-of-pocket expenses to attend Board of Directors' Meetings. Shareholders have approved five-year stock options for the directors as outlined in this circular/statement.


EXECUTIVE COMPENSATION


There are presently two Executive Officers of the Company. The term "Executive Officer" means the president, any vice-president in charge of a principal business unit such as sales, finance or production, any officer of the Company or a subsidiary who performs a policy-making function for the Company whether or not that person is also a director of the Company or the subsidiary, and the chairman and any vice-chairman of the Board of Directors of the Company if that person performs the functions of that office on a full-time basis. The following table sets forth for the fiscal year ended March 31, 1998, certain information concerning compensation paid or accrued for the President and Chief Executive Officer ("CEO") and the other Executive Officer who was serving on March 31, 1998.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

                             SUMMARY COMPENSATION TABLE
(All amounts expressed in U.S. dollars unless otherwise indicated)


----------------------------------------------------------------------------------------------------------------------------
              NAME                                                                          STOCK                ALL OTHER
              AND                   FISCAL               ANNUAL COMPENSATION            OPTION GRANTS          COMPENSATION(4)
       PRINCIPAL POSITION            YEAR         ---------------------------------                                 ($)
                                                  SALARY        BONUS(2)     OTHER(3)
                                                   FEES(1)         ($)           ($)         (NUMBER)
                                                    ($)
----------------------------------------------------------------------------------------------------------------------------
 JACK S. STEINHAUSER                1998            $54,896      -0-           -0-              125,000             -0-
----------------------------------------------------------------------------------------------------------------------------
    President  &                    1997            64,800       -0-           -0-               73,500             -0-
----------------------------------------------------------------------------------------------------------------------------
    Chief Exec. Officer             1996             64,800     2,700         3,279              44,000             -0-
----------------------------------------------------------------------------------------------------------------------------
 JO BETH MCFADDEN                   1998            $32,436      -0-           -0-               90,000             -0-
----------------------------------------------------------------------------------------------------------------------------
    Vice President &                1997             36,600      -0-           -0-               38,500             -0-
----------------------------------------------------------------------------------------------------------------------------
    Corporate Sec/ Treas            1996             36,600     1,525         2,561              38,000             -0-
----------------------------------------------------------------------------------------------------------------------------


(1) The dollar value of base salary and/or management fees (cash and non-cash) received.

(2) The dollar value of a year-end bonus equivalent to one-half month's salary in fiscal 1996 was paid to all employees or consultants at the sole discretion of the Board of Directors. No year-end bonus was paid in fiscal 1997 or 1998.

(3) Compensation received pursuant to the Employee Royalty Pool. Subsequent to FY '95 the Company phased out the Employee Royalty Pool and royalties are assigned directly to officers and key employees.

(4) Includes compensation received pursuant to the Incentive Award Plan. Amounts paid under this Plan are based on profits achieved in the preceding fiscal year. No compensation has been paid during the last three fiscal years pursuant to the Incentive Award Plan.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors who own more than 10% of the outstanding shares of a registered class of the company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, copies of which filed reports are required to be furnished to the company.
Based solely on its review of any forms received by it, the company believes that during the year ended March 31, 1998 all filing requirements applicable to the company's officers, directors and greater than 10% stockholders were met except that Messrs. Robert W. Lamond and C. A. "Tony" Teare have not filed Forms 3, 4 or Form 5 (which may not be applicable). Messrs. Lamond and Teare are residents of Canada.

COMPENSATION PURSUANT TO PLANS

INCENTIVE SHARE OPTION PLAN

The Company received shareholder approval to implement an incentive share option plan (the "Plan") for directors, officers and full and part-time employees and consultants of the Company and its controlled and subsidiary companies. The Plan was approved by the shareholders of the Company at an extraordinary general meeting held on May 8, 1997.

Pursuant to the Plan, the Company has authorized the reservation of 1,172,600 common shares for the grant of options from time to time, provided that the total number of common shares to be reserved for issuance at any one time for any one optionee shall not exceed 5% of the issued common shares of the Company at the time of grant. In the event the optionee is a consultant or a director employed in an investor relations capacity or an employee employed in an investor relations capacity, then the grant of options shall not exceed 2% of the issued common shares of the Company at the time of the grant. The purchase price per common share for any option granted under the Plan shall not be less than the ten-day average of the closing prices of

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

the Company's common shares of the Company on the Vancouver Stock Exchange (the "VSE") prior to the date of grant.

Pursuant to the Plan, options shall be granted pursuant to an option agreement in a form that complies with the rules and policies of the VSE, which provides as follows:

     (a)  all options granted shall be non-assignable;
     (b) an option must be exercisable during a period not extending beyond 10 years from the time of grant; and
     (c) no financial assistance will be provided with respect to the exercise of stock options.

The Plan also provides for the granting of share appreciation rights ("SARs"). SARs would permit a holder to receive at no cost to the holder common shares, which, when multiplied by the fair market value on the day immediately prior to the date of the exercise of the SARs, have a total value equal to the product of the number of common shares subject to the SARs times the difference between the fair market value on the day immediately prior to the exercise of the SARs and the exercise price. The Board has not activated this part of the Plan and no SARs have been granted.

The Company has approved an increase in the number of shares available under the Plan and is asking the shareholders of the Company to approve such increase. (See "Other Matters to be Acted Upon - Increase in Option Shares Available Pursuant to the Plan").


INCENTIVE AWARD PLAN

The Shareholders of Sharon Energy Ltd. approved an Incentive Award Plan in 1982 authorizing the Board of Directors of Sharon Energy Ltd. to grant incentive awards to eligible corporate officers and key employees of Sharon Energy Ltd. and Sharon Resources, Inc. For this purpose the Board of Directors has established a Compensation Committee of the Board. The total amount of incentive awards to be granted may, at the discretion of the Board of Directors, be up to 12% of the consolidated before-tax annual profit of Sharon Energy, Ltd. and its wholly-owned subsidiary Sharon Resources, Inc. The amount of annual profit shall be for each fiscal year ended, as audited by the Company's independent auditors.

Incentive awards to eligible officers and key employees are solely at the discretion of the Board of Directors, both as to selection of participants and amount of individual awards, and shall be made on an annual basis to eligible participants following the release of the final audited, fiscal year-end financial statements by the Company's independent auditors.

The award to each participant will be in the form of a percentage of the total funds in the Incentive Award Plan to be distributed at the end of the fiscal year. Awards are only for one fiscal year and there is no vesting of any interest to a participant other than the percentage awarded to the participant while the participant remains an officer or key employee in good standing and, in any event, for only one fiscal year for which the award is made. Any year-end bonuses paid to recipients for the same fiscal year are deducted from such incentive awards.

OFFICERS AND KEY EMPLOYEE OVERRIDES

Beginning fiscal 1995, in certain oil and gas exploration projects generated by the Company, the Company has been able to arrange and reserve an overriding royalty on production that resulted from such projects which the Board of Directors, at their discretion, allocated and assigned permanently as incentive awards to certain officers and key employees for their exemplary performance.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

YEAR-END BONUS


In early December of each year, the Compensation Committee evaluates the state of the Company's business and financial condition. If found to be satisfactory in the opinion of Management, the Compensation Committee may, at its sole discretion, grant each officer, employee or consultant, as designated by Management, a maximum of one month's salary or consultant fee, as the case may be, for services rendered during the year. A year-end bonus equal to one-half month's salary was awarded in fiscal 1996 and none in fiscal 1997 or 1998.

In order to qualify for the bonus, an employee or designated consultant must have been an employee or designated consultant of the Company on or before November 1 of the bonus year, and the bonus will be calculated on the percent of the year the employee or designated consultant worked for the Company by dividing the number of months worked by 12.



OPTION GRANTS TABLE


The following table sets forth information concerning individual grants of stock options to the Company's President and each other executive officer of the Company



                  OPTION GRANTS FOR FISCAL YEAR ENDED MARCH 31, 1998

--------------------------------------------------------------------------------------------------------------
                                                                         Potential Realizable Value at
                                                                            Assumed Annual Rates of
                                                                         Stock Price  Appreciation for
           Individual Grants                                                     Option Term.(1)
--------------------------------------------------------------------------------------------------------------
                                   % of Total
                                   Options
                                   Granted to     Exercise
                    Options        Employees      or Base        Expiration
Name                Granted        in Fiscal      Price          Date           5% (Cdn. $)(3)        10% (Cdn. $)(4)
                    (#)            Year(2)        ($/Sh)
--------------------------------------------------------------------------------------------------------------
Jack S. Steinhauser 45,000                        $0.35          Apr 15, 2002     $787.50            $1,575.00
                    80,000         24.13%         $0.35          Feb 10, 2003   $1,400.00            $2,800.00
--------------------------------------------------------------------------------------------------------------
Jo Beth McFadden    35,000                        $0.35          Apr 15, 2002     $612.58            $1,225.00
                    55,000         17.3%          $0.35          Feb 10, 2003     $962.50            $1,925.00
--------------------------------------------------------------------------------------------------------------


(1) These amounts represent certain assumed rates of appreciation only in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and over-all stock market conditions. There can be no assurances that the amounts reflected in this table will be achieved.

(2) The Company granted options representing 518,000 shares to all employees or consultants in fiscal 1998.

(3) The potential realizable value, in Canadian dollars, of each grant of options assuming that the market price of shares of Common Stock underlying the options appreciates in value from the date of grant to the end of the option term at the annual rate of five percent.

(4) The potential realizable value, in Canadian dollars, of each grant of options assuming that the market price of shares of Common Stock underlying the options appreciates in value from the date of grant to the end of the option term at the annual rate of ten percent.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table sets forth information concerning each exercise of stock options during the fiscal year ended March 31, 1998 by the Company's President and Chief Executive Officer and each other executive officer of the Company and the fiscal year-end value of unexercised options held by these persons.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

   AGGREGATED OPTION EXERCISES FOR FISCAL YEAR ENDED MARCH 31, 1998 AND YEAR-END
                                   OPTION VALUES


--------------------------------------------------------------------------------------------------------------------------
 Name                         Shares             Value            Number of
                              Acquired on        Realized         Unexercised Options          Value of Unexercised
                              Exercise (#)(1)    (Cdn.$)(2)       at Fiscal Year-End           In-the-Money Options at
                                                                  (#)(3)                       Fiscal Year-End (Cdn. $)(4)
                                                                  Exercisable/                 Exercisable/
                                                                  Unexercisable                Unexercisable
--------------------------------------------------------------------------------------------------------------------------
 Jack S. Steinhauser               -0-                -0-         212,500                                   -0-
--------------------------------------------------------------------------------------------------------------------------
 Jo Beth McFadden                  -0-                -0-         156,500                                   -0-
--------------------------------------------------------------------------------------------------------------------------



(1) The number of shares received upon exercise of options during the fiscal year ended March 31, 1998.

(2) With respect to options, if exercised, during the Company's fiscal year ended March 31, 1998, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of March 31, 1998, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of March 31, 1998, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. On March 29, 1998, the closing sale price of the Common Stock was $0.26CAN per share. These values are shown separately for those options that were exercisable and those options that were not yet exercisable on March 31, 1998. As required, the price used to calculate these figures was the latest closing sale price of the Common Stock prior to March 31, 1998.



EMPLOYEE RETIREMENT , LONG-TERM INCENTIVE AND PENSION PLANS

No defined benefit or actuarial or pension plans exist with respect to the two named executive officers or full-time employees. Excluding the Company's stock option plan, the Company has no long-term incentive plan intended to serve as incentive for performance to occur over a period longer than one fiscal year.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company does not have any written employment contracts with respect to any of its executive officers. In addition, the Company has no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer's employment with the Company and its subsidiaries or from a change in control of the Company or a change in an executive officer's responsibilities following a change in control.


INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

None of the directors or senior officers of the Company has more than "routine indebtedness" to the Company.


CERTAIN TRANSACTIONS WITH MANAGEMENT AND PRINCIPAL SHAREHOLDERS

None of the persons who were directors or officers of the Company at any time during the Company's last financial year, the proposed nominees for election to the Board of Directors of the Company, the insiders of the Company, or the associates or affiliates of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in:


(a) any matter to be acted upon at the meeting other than the election of directors, the approval of incentive stock options or the appointment of the auditor;

(b)  any transaction since the start of the Company's last financial year; or

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

(c) any transaction or proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.



REPORT OF THE COMPENSATION COMMITTEE

Under rules established by the U.S. Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data in regard to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer and the other executive officers. The disclosure requirements for these individuals include a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee at the direction of the Board of Directors has prepared the following report for inclusion in this Information Circular.

The Compensation Committee of the Board of Directors consists of Messrs. David
L. Bennington and Robert W. Lamond neither of whom is an employee of the Company. The Compensation Committee sets and administers the policies that govern the annual compensation and long-term compensation of executive officers of the Company. The Compensation Committee makes all decisions concerning compensation of executive officers and awards of stock options under the Company's stock option plans.

The Compensation Committee considers on an annual basis whether to pay cash bonuses or grant stock options to some or all of the Company's employees, including the Company's executive officers in accordance with the terms of the Company's Year-end Bonus Plan and/or Incentive Award Plan. Cash bonuses and stock options are based on the Company's performance as well as the perceived contributions of individual employees to the Company's performance.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS


The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that relate compensation with the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Compensation Committee attempts to achieve these objectives through a combination of base salary, incentive stock options, and cash bonus awards.

BASE SALARY


As a small company, the Company offers its executives and key employees competitive base salaries. Positions are defined carefully in terms of scope, responsibility, experience required and other factors. The Compensation Committee agrees upon salaries, taking into account performance and achievement of pre-stated objectives for the year. Other exponents of performance are also taken into consideration. Salaries are reviewed annually and adjusted, if possible, according to the Company's performance. The last salary increases were in 1991.

INCENTIVE STOCK OPTIONS


The Incentive Share Option Plan (the "Plan") was approved by shareholders in May 1997 as explained in detail previously. The Compensation Committee may grant stock options to executive officers, directors, employees, and certain consultants in adherence with the provisions of the Plan. The Compensation Committee believes that stock options encourage increased performance by the Company's employees, including its officers, and align the interests of the Company's employees with the interest of the Company's shareholders. Decisions concerning the granting of stock options are made on the same basis as decisions concerning base salary as discussed in the previous paragraph.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

An amendment to this Plan is contemplated as described under "Other Matters to be Acted Upon - Increase in Option Shares Available Pursuant to the Plan" on Page 12 of this Information Circular and the Proxy Statement.

INCENTIVE AWARD PLAN (CASH BONUS AWARDS)


The shareholders of the Company approved an Incentive Award Plan in 1982 authorizing the Compensation Committee of the Board of Directors to consider, on an annual basis, whether to pay cash bonuses to some or all of the Company's eligible corporate officers and key employees of Sharon Energy Ltd. and Sharon Resources, Inc. Cash bonuses are based on the Company's performance was well as the perceived contributions of individual employees to the Company's performance. The total amount of incentive awards to be granted are limited to 12% of the consolidated before tax annual profit for each fiscal year-end, as audited by the Company's independent auditors. The criteria used by the Compensation Committee for determining incentive awards to eligible executive officers and key employees are 1) the participant's compensation in relation to other eligible employees; 2) the level of participant's position in relation to other eligible employees; and, 3) the evaluation of the employee's performance and contribution to the success of the Company. With respect to cash bonus awards for the fiscal year ended March 31, 1998, no awards were granted based upon an insufficient profit level from continuing operations for the fiscal period.

YEAR-END BONUS


The Compensation Committee considers on an annual basis whether to pay year-end bonuses to all of the Company's employees, including the Company's executive officers. The Compensation Committee may, based upon the financial condition and prospects of the Company, grant a maximum of one month's salary as a year-end bonus. No bonuses were paid in December, 1997.

EMPLOYEE ROYALTY POOL


In certain oil and gas exploration projects generated by the Company, the Company is able to reserve and assign an overriding royalty on production that results from such prospects to disperse in the form of discretionary incentive awards to certain executive officers and key employees for exemplary performance. All of such Company overriding royalty awards are granted solely at the discretion of the Compensation Committee.

PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATION


The compensation of the Company's President and Chief Executive Officer is determined in the same manner as the compensation for other officers and employees of the Company as described above. As a result, other than with respect to base salary, the compensation of the Company's Chief Executive Officer's long-term compensation from stock options also is largely dependent upon Company performance. During the past fiscal year, the Chief Executive Officer's base salary did not increase, nor was the Chief Executive officer paid a cash bonus for the fiscal year ended March 31, 1998.


                              Compensation Committee of The Board of Directors:

                                             David L. Bennington
                                             Robert W. Lamond

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

                            OTHER MATTERS TO BE ACTED UPON




APPOINTMENT OF AUDITOR


Arthur Andersen & Co. has been the auditor of the Company since February 18, 1980. The management of the Company intends to nominate that firm for re-appointment. Forms of Proxy given pursuant to the solicitation of the management of the Company, will, on any poll, be voted as directed and if there is no direction, for the re-appointment of Arthur Andersen & Co. at a remuneration to be fixed by the directors.

INCREASE IN OPTION SHARES AVAILABLE PURSUANT TO THE PLAN


As the Company currently has 9,880,800 issued and outstanding common shares and seeks to issue stock options from time to time as part of executives' and employees' compensation based on merit and to assist in the further growth of the Company, the board is of the view that it is appropriate to authorize an amendment to the Plan to provide that the number of common shares in the capital of the Company that may be reserved for issuance for all purposes under the Plan should increase from 1,172,600 common shares to 1,500,000 common shares subject to adjustment or increase of such number pursuant to the provisions of the Plan.

There are 2,445,000 shares held by insiders, their associates or their associated companies. Accordingly, the shareholders, other than insiders, their associates or their associated companies (the "disinterested shareholders", will be asked at the Meeting to pass a resolution in the following terms:

     RESOLVED THAT:

     (i) the Company's Incentive Share Option Plan (the "Plan"), approved by the shareholders on May 8, 1997, be and the same is hereby amended by deleting the first sentence of section 1.4(a) and replacing it with the following:

           1.4(a) The maximum number of Common Shares which may be reserved for issuance for all purposes under the Plan shall not exceed 1,500,000 Common Shares, or such greater number as may be approved from time to time by the shareholders of the Company.

     (ii) the Plan as so amended, is hereby approved, ratified and con-firmed; and

     (iii) any one director or officer of the company be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to carry out and give effect to the foregoing.

A resolution by disinterested shareholders requires the approval of a simple majority (50% plus one vote) of the votes cast by those shareholders of the Company, other than insiders and their associates and associated companies, who, being entitled to, vote in person or by proxy at a general meeting of the Company.

Sharon Energy Ltd.                      Information Circular & Proxy Statement
------------------------------------------------------------------------------

RATIFICATION OF PROCEEDINGS


Shareholders will be asked to approve a resolution to ratify, confirm and approve all acts, deeds and things done by the proceedings of directors and officers of the Company on its behalf since the last annual general meeting of the Company as referred to in the Annual Report and the financial statements to be presented to the Meeting which accompany this Information Circular/Proxy Statement, and the section of this Information Circular/Proxy Statement headed "Interest of Insiders in Material Transactions and Matters to be Acted Upon".

It is not known whether any other matters will come before the Meeting other than set forth above and in the notice of meeting, but if any other matters do arise, the persons named in the Proxy intend to vote on any poll, in accordance with their best judgment, exercising discretionary authority with respect to amendments or variations of matters raised in the Notice of Meeting and other matters which may properly come before the meeting or any adjournment.

DATED JULY 30, 1998.
BY THE MANAGEMENT OF SHARON ENERGY LTD.


---------------------------------------
JOHN S. STEINHAUSER, PRESIDENT

                                 SHARON ENERGY LTD.

                            FORM OF PROXY FOR USE AT THE
               ANNUAL GENERAL MEETING TO BE HELD ON SEPTEMBER 3, 1998

               THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF
                                    THE COMPANY.

I am the registered owner of common shares of the capital of Sharon Energy Ltd. ("the Company") and I appoint John S. Steinhauser or, in this person's absence, David L. Bennington or:


            ----------------------------------------------


            ----------------------------------------------
(You may fill in the name of another person you wish to act for you; see note
(a) at the end of this form.)

as my proxy to attend and act for me in respect of all the common shares registered in my name at the 1998 annual general meeting of the Company to be held on September 3, 1998, and at any and all adjournments of that meeting. Without limiting the general powers conferred by this proxy, I direct my proxy to vote as follows:

     (a)  VOTE FOR                                          (   )
          VOTE AGAINST                                      (   )
     a resolution that the shareholders of the Company approve the report of the directors, the financial statements of the Company for the year ended March 31, 1998, and the auditor's report on those statements;

     (b)  VOTE FOR                                          (   )
          WITHHOLD FROM VOTING FOR                          (   )
     a resolution that the Company appoints Arthur Andersen & Co. as the Company's auditor to hold office until the close of the next annual general meeting and authorizes the directors to fix the remuneration paid to the auditor;

     (c)  to fix the number of directors on the Board of Directors at four;

     (d)  to vote on the election of directors as follows:

     VOTE FOR       (   )               WITHHOLD FROM VOTING FOR (   )
                          JOHN S. "JACK" STEINHAUSER
     VOTE FOR       (   )               WITHHOLD FROM VOTING FOR (   )
                          DAVID L. BENNINGTON
     VOTE FOR       (   )               WITHHOLD FROM VOTING FOR (   )
                          R. W. LAMOND
     VOTE FOR       (   )               WITHHOLD FROM VOTING FOR (   )
                          C. A. "TONY" TEARE

     (e)  VOTE FOR                                          (   )
          VOTE AGAINST                                      (   )
     a resolution that:

     (i) the Company's Incentive Share Option Plan (the "Plan"), approved by the shareholders on May 8, 1997, be and the same is hereby amended by deleting the first sentence of section 1.4(a) and replacing it with the following:

          1.4(a) The maximum number of Common Shares which may be reserved for issuance for all purposes under the Plan shall not exceed 1,500,000 Common Shares, or such greater number as may be approved from time to time by the shareholders of the Company.

(ii) the Plan as so amended, is hereby approved, ratified and con-firmed; and
(iii) any one director or officer of the company be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to carry out and give effect to the foregoing.


(f)       VOTE FOR                                          (   )
          VOTE AGAINST                                      (   )
     a resolution to ratify, confirm and approve all acts, deeds and things done by the proceedings of directors and officers of the Company on its behalf since the last annual general meeting of the Company as referred to in the Annual Report and the financial statements to be presented to the meeting.


IF I HAVE NOT SPECIFIED THAT MY PROXY VOTE IN A PARTICULAR WAY, THEN I DIRECT MY PROXY TO VOTE IN FAVOUR OF EACH RESOLUTION AND TO VOTE FOR THE NAMED AUDITOR AND THE NOMINATED DIRECTORS.

I AUTHORIZE MY PROXY TO ACT FOR ME AND TO VOTE AS HE OR SHE SEES FIT ON ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

I revoke any proxy previously given by me for use at the annual general meeting of the Company.

Date: ___________________________________

Signature: ______________________________

PLEASE PRINT:
Name: _______________________________

Address: ____________________________





NOTES TO SHAREHOLDER COMPLETING THIS FORM:

(a) YOU HAVE THE RIGHT TO APPOINT ANY PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS FORM TO ATTEND AND ACT FOR YOU AT THE MEETING. IF YOU WISH TO EXERCISE THIS RIGHT, YOU SHOULD STRIKE OUT THE NAMES PRINTED ON THIS PROXY AND INSERT THE NAME OF THE PERSON YOU WISH TO ACT FOR YOU AT THE MEETING.
(b) IF YOU GIVE A PROXY AND THE INSTRUCTIONS IN IT ARE CERTAIN, THEN THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE SHARES WILL BE VOTED ON ANY POLL ACCORDINGLY.
(c)  YOU OR YOUR ATTORNEY AUTHORIZED IN WRITING MUST DATE AND SIGN THIS PROXY.
(d) IF YOU ARE A CORPORATION, YOU MUST EXECUTE THIS PROXY UNDER SEAL OR BY AN OFFICER OR ATTORNEY AUTHORIZED IN WRITING.
(e)  THIS PROXY IS VALID FOR ONE YEAR FROM ITS DATE.
(f) YOU MUST DEPOSIT THIS PROXY WITH MONTREAL TRUST COMPANY OF CANADA AT 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9 BEFORE THE CLOSE OF BUSINESS ON SEPTEMBER 1, 1998 OR WITH THE PRESIDING OFFICER OF THE ANNUAL GENERAL MEETING BEFORE THE COMMENCEMENT OF THE MEETING.

TO:   SHARON ENERGY LTD.

I hereby request that I be placed on Sharon
Energy Ltd.'s supplemental mailing list for the delivery of interim financial statements.
I am an owner of securities of Sharon Energy
Ltd.

----------------------------
Signature                                SHARON ENERGY LTD.
                                         C/O MONTREAL TRUST COMPANY OF CANADA
----------------------------             510 BURRARD STREET
Printed Name                             VANCOUVER, B. C. CANADA
                                         V6C 3B9
----------------------------
Address

----------------------------

----------------------------